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Independent Accountants’ Report on Applying Agreed-Upon Procedures

Kubota Credit Corporation, U.S.A. (the “Company”)
J.P. Morgan Securities LLC
SMBC Nikko Securities Inc.
(together, the “Specified Parties”)

Re: Kubota Credit Owner Trust 2021-1 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file (“KCOT 2021-1 Collateral Report.xlsb”) containing certain information with respect to 37,231 retail installment contracts (the “Contracts”) as of February 28, 2021, provided by the Company on March 17, 2021 (the “Data File”) which we were informed are intended to be included as collateral in the offering of notes by Kubota Credit Owner Trust 2021-1. The Company is responsible for the specified attributes in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $0.01 and 0.01%, respectively.

•	The term “Attributes” means the Company-selected data fields listed in the table below.

•
The term “Contract Documents” means copies of retail installment contracts, credit reports, UCC-1 filings, an Equipment Mapping File (Equipment Type and Series.xlsx), and a Showroom Screen File from the Company’s Showroom platform provided by the Company. We make no representation regarding the execution of the Contract Documents by the borrower or the validity of the borrower(s) signature(s).

We were instructed by the Company to perform the following agreed-upon procedures on the Contracts in the Data File:

A.
The Company instructed us to select a random sample size of 125 Contracts from the Data File (the “Selected Contracts”). A listing of the Selected Contracts was provided to the Company. For purposes of this procedure, the Company did not inform us on the basis for how they determined the number of Contracts that we were instructed to randomly select from the Data File.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

B.
For each of the Selected Contracts, we compared or recomputed the Attributes listed below in the Data File to the corresponding information in the Contract Documents or using the recomputation methodology provided by the Company. The Specified Parties indicated that the absence of any Contract Document or the inability to agree the indicated information from the Data File to the Contract Document for each of the specified attributes, utilizing the recomputation methodology (as applicable) indicated below, constituted an exception. The Contract Documents are listed in the order of priority until such attribute was agreed.

Attribute	Contract Document / Recomputation Methodology
LOAN NUMBER (“Loan identification number”)	Retail installment contract
ORIGINATION DATE (“Origination date”)	Retail installment contract
LOAN APR (“Original interest rate”)	Retail installment contract
PAYMENT FREQUENCY (“Payment frequency”)	Retail installment contract
ORIGINAL LOAN AMOUNT (“Original principal balance”)	Retail installment contract
PAYMENT AMOUNT (“Original (first) payment amount”)	Retail installment contract
FIRST PAYMENT DATE (“Original (first) payment date”)	Retail installment contract
NEW_USED_IND (“Equipment use (new/used)”)	Retail installment contract
SEGMENT (“Equipment type (agricultural/construction/turf)”)	Retail installment contract, Equipment Mapping File
FICO (“Credit bureau score”)	Credit report
CUSTOMER NAME (“Customer name”)	Retail installment contract, UCC-1 filing
CUST STATE (“Customer billing state”)	Retail installment contract (Customer State), Showroom Screen File (Business State)
ORIG TERM ("Original term to maturity")	Recomputed as the number of months between (i) First Payment Date (MMDDYY), and (ii) Maturity Date (MMDDYY)

We found such information to be in agreement. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not

express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information included in the Data File and Contract Documents, and the recomputation methodology, and instructions provided by the Company, without verification or evaluation of such information, recomputation methodology, and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Contracts, (ii) the reasonableness of the information, recomputation methodology, and instructions provided by the Company, ,(iii) the reliability or accuracy of the Contract Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

New York, NY
March 29, 2021